UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.            )

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

RIBBON COMMUNICATIONS INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Your **Vote** Counts!

RIBBON COMMUNICATIONS INC.

2021 Annual Meeting
Vote by May 26, 2021
11:59 PM ET



ribbon

RIBBON COMMUNICATIONS INC.
6500 CHASE OAKS BLVD.
SUITE 100
PLANO, TX 75023

D48302-P53789

You invested in RIBBON COMMUNICATIONS INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 27, 2021.**

Get informed before you vote

View the Notice, Proxy Statement and 2020 Annual Report online OR you can receive a free paper or email copy of the materials by requesting prior to May 13, 2021. If you would like to request a copy of the materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 27, 2021
10:00 A.M. EDT

Virtually at:
www.virtualshareholdermeeting.com/RBBN2021

*Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 1a. Mariano S. de Beer	For
1b. R. Stewart Ewing, Jr.	For
1c. Bruns H. Grayson	For
1d. Beatriz V. Infante	For
1e. Bruce W. McClelland	For
1f. Krish A. Prabhu	For
1g. Shaul Shani	For
1h. Richard W. Smith	For
1i. Tanya Tamone	For
2. To ratify the appointment of Deloitte & Touche LLP as Ribbon Communications' independent registered public accounting firm for the fiscal year ending December 31, 2021.	For
3. To approve, on a non-binding, advisory basis, the compensation of Ribbon Communications' named executive officers as disclosed in the "Compensation Discussion and Analysis" section and the accompanying compensation tables and related narratives contained in the Proxy Statement.	For

NOTE: In their discretion, the proxy holders are authorized to vote upon other business, if any, that may properly come before the meeting and any adjournments, continuations, or postponements thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D48303-P53789